UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2007

IMAGE ENTERTAINMENT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 407-9100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 22, 2007, Image Entertainment, Inc. (“Image”) issued a press release announcing that its stockholders have adopted the Amended and Restated Agreement and Plan of Merger, dated June 27, 2007, which provides for the acquisition of Image by BTP Acquisition Company, LLC (“BTP”), and have approved the securities issuance proposal, which provides for the issuance by Image of common stock and/or convertible preferred stock to BTP (and the issuance of common stock upon conversion of any convertible preferred stock issued).

A copy of the press release issued by Image is attached hereto as Exhibit 99.1 and is herein incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release, dated October 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Date: October 23, 2007	By:	/s/ Dennis Hohn Cho
Dennis Hohn Cho
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated October 22, 2007.